UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Alliqua BioMedical, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

1

Alliqua BioMedical, Inc.

1010 Stony Hill Road, Suite 200

Yardley, PA 19067

Telephone: (215) 702-8550

March 25, 2016

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Alliqua BioMedical, Inc. to be held at 9:00 a.m., Eastern Time, on May 6, 2016, at 1010 Stony Hill Road, Suite 200, Yardley, PA 19067.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our proxy statement and our 2015 Annual Report to Stockholders. We believe this process allows us to provide our stockholders with the information they need in a timely manner, while reducing the environmental impact and lowering costs of printing and distributing our proxy materials. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including our proxy statement, our 2015 Annual Report to Stockholders and a form of proxy card or voting instruction card.

Your vote is very important, regardless of the number of shares of our voting securities that you own. I encourage you to vote by telephone, over the Internet, or if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the Annual Meeting, whether or not you plan to attend. If you attend the Annual Meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the annual meeting.

Sincerely,

/s/ Jerome Zeldis

Jerome Zeldis, M.D., Ph.D.
Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON MAY 6, 2016:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and 2015 Annual Report to Stockholders are available at:

www.proxyvote.com

2

Alliqua BioMedical, Inc.

1010 Stony Hill Road, Suite 200

Yardley, PA 19067

Telephone: (215) 702-8550

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 6, 2016

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Alliqua BioMedical, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m., Eastern Time, on May 6, 2016, at 1010 Stony Hill Road, Suite 200, Yardley, PA 19067. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of seven directors to serve on our board of directors for a term of one year or until their respective successors are elected and qualified, for which the following are nominees: David Johnson; Jerome Zeldis, M.D., Ph.D.; Winston Kung; Joseph Leone; Gary Restani; Mark Wagner and Jeffrey Sklar.

(2)	A proposal to amend the Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 45,714,286 to 95,000,000 shares.

(3)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

(4)	Such other business as may properly come before the Annual Meeting.

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the board of directors recommends a vote FOR the seven director nominees named above (Proposal 1); FOR the amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares (Proposal 2); and FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 (Proposal 3).

The board of directors has fixed the close of business on March 11, 2016 as the record date (the “Record Date”). Only holders of record of shares of our common stock on such date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote by telephone, over the Internet, or if you requested to receive printed proxy materials, complete, sign and mail your proxy card to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of The Board of Directors,

/s/ Jerome Zeldis

Jerome Zeldis, M.D., Ph.D.
Chairman

March 25, 2016

3

4

Alliqua BioMedical, Inc.

1010 Stony Hill Road, Suite 200

Yardley, PA 19067

Telephone: (215) 702-8550

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 6, 2016

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “Alliqua” refer to Alliqua BioMedical, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.001 per share.

The accompanying proxy is solicited by the board of directors on behalf of Alliqua BioMedical, Inc., a Delaware corporation, to be voted at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on May 6, 2016, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are expected to be first sent or given to stockholders on or about March 25, 2016.

The executive offices of the Company are located at, and the mailing address of the Company is, 1010 Stony Hill Road, Suite 200, Yardley, Pennsylvania 19067.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 6, 2016:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and 2015 Annual Report to Stockholders are available at:

www.proxyvote.com

We are pleased to take advantage of the U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this Proxy Statement and our 2015 Annual Report to Stockholders. We believe this process allows us to provide our stockholders with the information they need in a timely manner, while reducing the environmental impact and lowering costs of printing and distributing our proxy materials. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, our 2015 Annual Report to Stockholders and a form of proxy card or voting instruction card.

5

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

(1)	Election of seven directors to serve on our board of directors for a term of one year or until their respective successors are elected and qualified, for which the following are nominees: David Johnson; Jerome Zeldis, M.D., Ph.D.; Winston Kung; Joseph Leone; Gary Restani; Mark Wagner and Jeffrey Sklar.

(2)	A proposal to amend the Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 45,714,286 to 95,000,000 shares.

(3)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

(4)	Such other business as may properly come before the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Notice or Proxy Statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Notice or Proxy Statement in the future, he or she may contact Alliqua BioMedical, Inc., 1010 Stony Hill Road, Suite 200, Yardley, Pennsylvania 19067, Attn: Investor Relations or call (215) 702-8550 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our Notice or Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice or Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. As such, the Company has elected to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of the Notice or this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice for shares held in your name and a notice or voting instruction card for shares held in street name. Please follow the directions provided in the Notice and each additional notice or voting instruction card you receive to ensure that all your shares are voted.

6

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 11, 2016 (the “Record Date”). The Record Date was established by the board of directors as required by Delaware law. On the Record Date, 27,993,474 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the shares of the stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the holders of a majority of the shares represented, and who would be entitled to vote at the Annual Meeting if a quorum were present, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker does not have discretionary authority to vote your shares with respect to the election of directors (Proposal 1) and the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of common stock (Proposal 2) in the absence of specific instructions from you.

How do I vote my shares?

Your vote is very important to us and we hope that you will attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction card (from your broker or other intermediary). There are three convenient ways of submitting your vote:

•	By Telephone or Internet - All record holders can vote by touchtone telephone from the United States using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

•	In Person - All record holders may vote in person at the Annual Meeting. “Street name” holders may vote in person at the Annual Meeting if their bank, broker or other nominee has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other nominee to furnish you with a nominee issued proxy. You will need to bring the nominee issued proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares without a nominee issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy.

7

•	By Written Proxy - All record holders can vote by written proxy card, if they have requested to receive printed proxy materials. If you are a “street name” holder and you request to receive printed proxy materials, you will receive a written proxy card and a voting instruction card from your bank, broker or other nominee.

The board of directors has appointed David Johnson, president and chief executive officer, and Brian Posner, chief financial officer, treasurer and secretary, to serve as the proxies for the Annual Meeting.

If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction card provided by your broker or other intermediary except with respect to one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” above.

Even if you currently plan to attend the Annual Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

Who counts the votes?

All votes will be tabulated by Jessica Price, controller, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

 In the election of directors (Proposal 1), stockholders may vote for all director nominees or may withhold their votes as to one or more director nominees. With respect to the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of common stock (Proposal 2) and the ratification of the independent registered public accounting firm (Proposal 3), stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1—FOR the election of the seven nominees for director.

Proposal 2—FOR the amendment of the Certificate of Incorporation to increase the number of authorized shares of common stock .

Proposal 3—FOR the ratification of the independent registered public accounting firm.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the designated proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the election of the seven nominees for director.

8

Proposal 2—FOR the amendment of the Certificate of Incorporation to increase the number of authorized shares of common stock.

Proposal 3—FOR the ratification of the independent registered public accounting firm.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

•	Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

•	Voting again by telephone or over the Internet (only your latest telephone or Internet vote submitted prior to the Annual Meeting will be counted).

•	If you requested and received written proxy materials, completing and submitting a new valid proxy bearing a later date.

•	Giving written notice of revocation to the Company addressed to Brian Posner, chief financial officer, treasurer and secretary, at the Company’s address above, which notice must be received before noon, Eastern Time, on May 5, 2016.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the seven director nominees (Proposal 1) who receive a plurality of the votes cast in the election of directors will be elected.

Approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock (Proposal 2) will require the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote on such proposal at the Annual Meeting.

Assuming the presence of a quorum, approval the ratification of the independent registered public accounting firm (Proposal 3) will require the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that voted for or against such proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions and votes withheld from director nominees will not be counted with respect to the vote and will have no effect on the election of directors (Proposal 1) or the ratification of the independent registered public accounting firm (Proposal 3). However, abstentions will have the same effect as a vote against the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock (Proposal 2) because such proposal requires an affirmative vote by a majority of the shares outstanding and entitled to vote.

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon Proposal 1. Broker non-votes are not applicable to Proposal 3. However, broker non-votes will have the effect of a vote against Proposal 2 because such proposal requires an affirmative vote by a majority of the shares outstanding and entitled to vote.

9

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

When will the next stockholder advisory vote on executive compensation occur?

At our 2014 Annual Meeting of Stockholders, we submitted to stockholders an advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years. “Three years” was the frequency that received the highest number of votes. In light of such outcome, we intend to hold an advisory vote on executive compensation every three years. We anticipate that the next such vote will be held at our 2017 Annual Meeting of Stockholders.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board of directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company, as well as any proxy solicitation firm hired by the Company, may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Brian Posner by email at ir@alliqua.com or phone at (215) 702-8550.

10

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

The board of directors has determined that each of Andrew Africk, Joseph Leone, Gary Restani, Mark Wagner, Jeffrey Sklar and Jerome Zeldis, M.D., Ph.D. satisfy the requirements for independence set out in Section 5605(a)(2) of the Nasdaq Stock Market Rules and that each of these directors has no material relationship with us (other than being a director and/or a stockholder). In making its independence determinations, the board of directors sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the Nasdaq rule referenced above.

Board Committees

Our board of directors has established an audit committee, a nominating and corporate governance committee and a compensation committee, each of which has the composition and responsibilities described below.

Audit Committee. Our audit committee is currently comprised of Messrs. Leone, Sklar and Africk, each of whom our board has determined to be financially literate and qualify as an independent director under Section 5605(a)(2) and Section 5605(c)(2) of the rules of the Nasdaq Stock Market. Mr. Leone is the chairman of our audit committee. In addition, each of Messrs. Leone and Sklar qualify as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. Mr. Africk will no longer serve on our audit committee when his term as a director expires after the Annual Meeting. The function of the audit committee is to assist the board of directors in its oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of our independent auditors and (4) the performance of our internal audit function and internal control systems. The audit committee held a total of four meetings during the fiscal year ended December 31, 2015. The audit committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.alliqua.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (215) 702-8550.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee is currently comprised of Messrs. Leone and Restani and Dr. Zeldis, each of whom qualifies as an independent director under Section 5605(a)(2) of the rules of the Nasdaq Stock Market. Dr. Zeldis is the chairman of our nominating and corporate governance committee. The primary function of the nominating and corporate governance committee is to identify individuals qualified to become board members, consistent with criteria approved by the board, and select the director nominees for election at each annual meeting of stockholders. The nominating and corporate governance committee did not hold any meetings during the fiscal year ended December 31, 2015. The nominating and corporate governance committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.alliqua.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (215) 702-8550.

Compensation Committee. Our compensation committee is currently comprised of Messrs. Restani and Sklar and Dr. Zeldis, each of whom qualifies as an independent director under Section 5605(a)(2) of the rules of the Nasdaq Stock Market, an “outside director” for purposes of Section 162(m) of the Internal Revenue Code and a “non-employee director” for purposes of Section 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and does not have a relationship to us which is material to his ability to be independent from management in connection with the duties of a compensation committee member, as described in Section 5605(d)(2) of the rules of the Nasdaq Stock Market. Mr. Sklar is the chairman of our compensation committee. The function of the compensation committee is to discharge the board of directors’ responsibilities relating to compensation of our executive officers. The primary objective of the compensation committee is to approve and evaluate all of our compensation plans, policies and programs insofar as they affect our executive officers. The compensation committee held a total of one meeting during the fiscal year ended December 31, 2015. The compensation committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.alliqua.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (215) 702-8550.

11

Meetings and Attendance

During the fiscal year ended December 31, 2015, the board of directors held 10 meetings, and each director attended at least 75 percent of the aggregate number of all (i) board meetings held during the period for which he was a director and (ii) committee meetings held during the period for which he was a committee member. We do not have a policy requiring director attendance at stockholder meetings, but members of our board of directors are encouraged to attend. Six of seven directors attended our 2015 Annual Meeting of Stockholders.

Board Leadership Structure

The board of directors is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the stockholders and the Company for the board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our board of directors, based on the best interests of the Company considering the circumstances at the time.

Currently, the offices of the chairman of the board and the chief executive officer are held by two different people. Jerome Zeldis, M.D., Ph.D., is our independent, non-executive chairman of the board of directors and David Johnson is our chief executive officer. The chief executive officer is responsible for the day to day leadership and performance of the Company, while the chairman of the board of directors provides guidance to the chief executive officer and sets the agenda for board meetings and presides over meetings of the board. We believe that separation of the positions reinforces the independence of the board in its oversight of the business and affairs of the Company, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and its stockholders. Furthermore, we believe that Dr. Zeldis is especially suited to serve as our chairman of the board, in light of his significant scientific, medical and executive leadership experience in the healthcare and biopharmaceutical industry, as well as his understanding of the complex system of clinical research, which provide him with a unique perspective on the best methods of growth and executive leadership for a biopharmaceutical company.

Role in Risk Oversight

The board of directors has an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. The board of directors regularly reviews information regarding the Company’s financial position and operations, as well as the risks associated with each. While the board of directors is ultimately responsible for risk oversight at the Company, our board committees assist the board of directors in fulfilling oversight responsibilities in certain areas of risk. The audit committee assists the board of directors in fulfilling its oversight responsibilities with respect to management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The compensation committee assists the board of directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The nominating and corporate governance committee assists the board of directors in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure of the board of directors, succession planning for our directors and executive officers, and corporate governance.

Communications with the Board of Directors

We have no formal procedures to follow for stockholders to communicate with the board of directors. Any stockholder who wishes to communicate with our board of directors, any committee of our board of directors or any individual director, may do so by mailing or delivering a written communication to c/o Alliqua BioMedical, Inc., 1010 Stony Hill Road, Suite 200, Yardley, Pennsylvania 19067, Attention: Dr. Jerome Zeldis, Chairman of the Board of Directors. All appropriate communications received from stockholders at the designated address will be forwarded to the full board of directors, any committee thereof or individual director to whom the communication is addressed.

Director Nomination Policies

The Company has a standing nominating and corporate governance committee consisting entirely of independent directors. Each director nominee was recommended to the board by the nominating and corporate governance committee for selection, except for Winston Kung, who was nominated in accordance with certain rights held by Celgene Corporation (“Celgene”) pursuant to a Stock Purchase Agreement dated November 14, 2013 by and between us and Celgene (the “Celgene Agreement”). In addition, Mark Wagner was nominated following his appointment pursuant to the terms of the Agreement and Plan of Merger, dated February 2, 2015 (the “Merger Agreement”) by and among the Company, ALQA Cedar, Inc., Celleration, Inc. (“Celleration”) and certain representatives of the Celleration stockholders. For a description, see “Proposal 1: Election of Directors.”

12

The nominating and corporate governance committee will consider all proposed nominees for the board of directors, including those put forward by stockholders. Stockholder nominations should be addressed to the nominating and corporate governance committee in care of the Secretary, at the following address: Alliqua BioMedical, Inc., 1010 Stony Hill Road, Suite 200, Yardley, Pennsylvania 19067, in accordance with the provisions of the Company’s bylaws. The nominating and corporate governance committee annually reviews with the board the applicable skills and characteristics required of board nominees in the context of current board composition and Company circumstances. In making its recommendations to the board, the nominating and corporate governance committee considers all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which the Company operates, specific skills, general business acumen and the highest personal and professional integrity. Generally, the nominating and corporate governance committee will first consider current board members because they meet the criteria listed above and possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to the Company. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the board.

The board and the nominating and corporate governance committee aim to assemble a diverse group of board members and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the board. The board defines diversity as differences of viewpoint, professional experience, education and skills such as a candidate’s range of experience serving on other public company boards, the balance of the business interest and experience of the candidate as compared to the incumbent or other nominated directors, and the need for any particular expertise on the board or one of its committees.

Certain Related Transactions and Relationships

Mark Wagner, who is a member of our board of directors and a director nominee, is a director of Minnetronix, Inc. (“Minnetronix”). On November 17, 2015, we entered into a manufacturing supply agreement with Minnetronix, pursuant to which Minnetronix agreed to perform manufacturing and other services in exchange for certain fees and expenses, with such amounts being variable and contingent on various factors. No payments were made to this vendor during the year ended December 31, 2015.

On May 29, 2015, we and each of our subsidiaries entered into a Credit Agreement and Guaranty (the “Credit Agreement”) with Perceptive Credit Opportunities Fund, LP (“Perceptive”), which provided for a senior secured term loan in a single borrowing to us in the principal amount of $15.5 million. The term loan was drawn in full on May 29, 2015, and the proceeds of the term loan were used to fund the cash portion of the closing consideration for our acquisition of Celleration. The full unpaid principal amount of the term loan will mature on May 29, 2019. Prior to maturity, on the last business day of each calendar month following May 29, 2017, we will be required to make monthly principal payments of $225,000, with any remaining unpaid balance of the term loan being payable in cash on the maturity date. Accordingly, as of the date hereof, the full amount of principal remains outstanding with respect to such term loan. The outstanding principal amount of the term loan under the Credit Agreement bears interest at a rate per annum equal to the sum of (i) the greater of LIBOR and 1%, plus (ii) an applicable margin of 9.75%, and is subject to increase by 4% per annum upon the occurrence and continuance of any event of default thereunder. The repayment of the term loan and our obligations under the Credit Agreement are secured by a first priority lien on all of our existing and after acquired tangible and intangible assets, including intellectual property. In connection with the debt financing, we issued to Perceptive a five-year warrant to purchase 750,000 shares of common stock at an exercise price of $5.5138 per share, subject to certain adjustments. Perceptive is an affiliate of Perceptive Advisors, LLC, which beneficially owns more than 5% of our common stock.

On May 4, 2015, we completed an underwritten public offering of 7,582,418 shares of common at a public offering price of $4.55 per share, for aggregate gross proceeds of $34.5 million, before deducting underwriting discounts and offering expenses. The investors in the offering included Celgene, a beneficial owner of more than 5% of our common stock, which purchased 659,340 shares of common stock at $4.55 per share, for an aggregate purchase price of $2,999,997.

13

On March 14, 2014, James Sapirstein resigned as chief executive officer of Alliqua Biomedical SUB, Inc., our former wholly-owned subsidiary, effective immediately. In connection with his resignation, we entered into a general release and severance agreement with Mr. Sapirstein, pursuant to which, among other things, (i) that certain executive employment agreement between Mr. Sapirstein and the Company, dated September 28, 2012 was terminated, except with respect to the provisions of the employment agreement relating to confidentiality and restrictive covenants that remain in effect, (ii) Mr. Sapirstein resigned from his positions with the Company, and (iii) we agreed to provide Mr. Sapirstein with the following: (a) a lump sum payment in the amount of $210,000; (b) severance payments, in an amount equal to his base salary for a severance period of six months, commencing on the 60th day following the date of resignation; (c) continued health insurance coverage for the severance period; and (d) the full and immediate vesting of all outstanding stock options and restricted stock unit awards granted to Mr. Sapirstein, with such stock options remaining exercisable for a period of two years following the date of resignation.

On January 6, 2014, we entered into an option cancellation and release agreement with each of Richard Rosenblum, our former president, co-executive chairman and director, and David Stefansky, our former co-executive chairman and current director, pursuant to which the parties agreed to cancel certain options to purchase 278,096 shares of common stock at exercise prices ranging from $6.34 to $9.19 that were previously granted to each of Messrs. Rosenblum and Stefansky, as set forth in the applicable stock option agreements. In exchange for the cancellation of their respective options and option agreements, we granted to each of Messrs. Rosenblum and Stefansky, pursuant to our 2011 Long-Term Incentive Plan, 194,667 full shares of common stock of the Company as of January 6, 2014.

On November 14, 2013, we entered into a license, marketing and development agreement with Anthrogenesis Corporation, d/b/a Celgene Cellular Therapeutics (“CCT”), as subsequently amended on each of September 30, 2014 and May 5 2015, pursuant to which CCT granted us an exclusive, royalty-bearing license in its intellectual property of certain placental based products, including an extracellular matrix derived from the human placenta (“ECM”), CCT’s connective tissue matrix product (“CTM”) and Biovance, CCT’s proprietary wound coverings produced from decellularized, dehydrated human amniotic membrane, to develop and commercialize ECMs, CTMs and Biovance in the United States. Following the commencement of commercial sales of each licensed product, the license agreement requires us to pay CCT certain annual license fees, designated amounts when certain milestone events occur and royalties on all sales of licensed products, with such amounts being variable and contingent on various factors. In connection with the license agreement, on November 14, 2013, we entered into a supply agreement with CCT, as subsequently amended on each of April 10, 2014 and September 30, 2014, pursuant to which CCT agreed to supply us with our entire requirement of Biovance for distribution and sale in the United States. On April 10, 2014, we also entered into a supply agreement with CCT for ECMs on substantially the same terms as the supply agreement for Biovance. CCT is a wholly-owned subsidiary of Celgene, which owns more than 5% of our voting securities. Jerome Zeldis, M.D., Ph.D., who is the current chairman of our board of directors and director nominee, is the chief executive officer of Celgene Global Health and chief medical officer of Celgene. Winston Kung, who is a member of our board of directors and director nominee, is the Vice President of Business Development and Global Alliances at Celgene and the former chief business officer of CCT.

Private Placements

On April 14, 2014, we entered into a securities purchase agreement with certain accredited investors pursuant to which we issued, in the aggregate, (i) 2,139,287 shares of common stock and (ii) five year warrants to purchase, in the aggregate, up to 427,857 shares of common stock at an exercise price of $10.50 per share, in exchange for aggregate consideration of approximately $14,975,000. The investors in this private placement transaction included Celgene, a greater than 5% beneficial owner of our common stock, who purchased 714,286 units at a price per unit of $7.00, for an aggregate purchase price of $5,000,000 and Perceptive Life Sciences Master Fund Ltd., together with its affiliates, a greater than 5% beneficial owner of our common stock, who purchased 231,071 units at a price per unit of $7.00, for an aggregate purchase price of $1,617,500.

On April 11, 2014, we entered into a letter agreement with certain of the holders of warrants to purchase shares of our common stock that were granted pursuant to a securities purchase agreement dated November 18, 2013. Pursuant to the letter agreement, any holders that exercised their warrants on or before April 11, 2014 would receive, upon the closing of such transaction, certain registration rights for the shares of common stock that (i) were issued to the exercising holders pursuant to the November purchase agreement and (ii) were issuable upon the exercise of the warrants. On April 11, 2014, we received approximately $5,293,000 upon the exercise of the warrants, and issued a total of 930,313 shares of common stock pursuant to the terms of the warrants. Under the terms of the letter agreement, we were required, at our expense, to use our reasonable best efforts to prepare and file with the SEC a registration statement on Form S-3 (or such other form if, at such time, we are not eligible to utilize such Form S-3) covering the resale of all of the registrable securities, and were required to use our reasonable best efforts to cause such registration statement to be declared effective by the SEC as soon as practicable thereafter. On August 5, 2014, we filed the applicable registration statement on Form S-3 (File No. 333-197844), which was subsequently amended on September 9, 2014 and declared effective by the SEC on September 25, 2014. Perceptive Advisors LLC, together with its affiliates, a greater than 5% beneficial owner of our common stock, entered into the letter agreement and purchased 278,746 shares of common stock for consideration of $1,586,064.74, upon the exercise of these warrants.

14

Policies for Review, Approval or Ratification of Transactions with Related Persons

The board of directors has adopted a written policy with respect to the review, approval and ratification of related party transactions. The policy generally defines a related party transaction as any transaction directly or indirectly involving any related party that would need to be disclosed under Item 404(a) of Regulation S-K, ,which means any transaction or material amendment or modification to any such transaction occurring since the beginning of the last fiscal year, or any currently proposed transaction, involving the Company where the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. A related party includes (i) a director, director nominee or executive officer, (ii) a security holder known to be a beneficial owner of more than 5% of our common stock and (iii) an immediate family member of any of the foregoing.

The policy requires our audit committee to review and approve all related party transactions. At each of its meeting, the audit committee will be provided with details of each new, existing or proposed related party transaction, including terms of the transaction, the business purpose of the transaction and the benefits to the Company and to the relevant related party. In reviewing and determining whether to approve a related party transaction, the audit committee is to consider, among other factors (i) whether the terms of the proposed related party transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party, (ii) whether there are business reasons for the Company to enter into the related party transaction and (iii) whether the related party transaction would present an improper conflict of interests for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of such person’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors that the audit committee deems relevant.

Upon completion of its review of the transaction, the audit committee may determine to permit or to prohibit the related party transaction. Under the terms of the policy, a related party transaction entered into without pre-approval of the audit committee will not violate the policy or be invalid or unenforceable, so long as the transaction is brought to the audit committee as promptly as reasonably practicable after it is entered into or after it becomes reasonably apparent that the transaction is covered by the policy.

15

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the fiscal year ended December 31, 2015, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Marcum LLP. The audit committee has also discussed with Marcum LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has also received the written disclosures and the letter from Marcum LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum LLP’s communications with the audit committee concerning independence, and has discussed with Marcum LLP that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the audit committee determined that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 that was filed with the SEC.

The Audit Committee:

Joseph Leone (Chairman)
Jeffrey Sklar
Andrew Africk

16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 11, 2016 by:

•	each person known by us to beneficially own more than 5.0% of our common stock;

•	each of our directors;

•	each of the named executive officers; and

•	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Alliqua BioMedical, Inc., 1010 Stony Hill Road, Suite 200, Yardley, PA 19067. As of March 11, 2016, we had 27,993,474 shares outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage Beneficially Owned(1)
5% Owners
Celgene Corporation 86 Morris Avenue Summit, New Jersey 07901	4,025,194	(2)	13.9%
Perceptive Advisors, LLC 499 Park Avenue, 25th Floor New York, New York 10022	2,718,165	(3)	9.4%
Deerfield Mgmt, L.P. 780 Third Avenue, 37th Floor New York, NY 10017	1,880,134	(4)	6.7%
Tekla Capital Management LLC 100 Federal Street, 19th Floor Boston, MA 02110	1,650,000	(5)	5.9%

Officers and Directors
David I. Johnson	1,975,641	(6)	6.7%
Brian Posner	387,022	(7)	1.4%
Bradford Barton	490,136	(8)	1.7%
Pellegrino Pionati	116,512	(9)	*
Jerome Zeldis	1,061,577	(10)	3.7%
Andrew Africk	276,216	(11)	1.0%
Winston Kung	-		-
Joseph M. Leone	121,574	(12)	*
Gary Restani	19,074	(13)	*
Jeffrey Sklar	90,758	(14)	*
Mark Wagner	195,783	(15)	*
Directors and executive officers as a group (11 persons)	4,734,293		15.2%

* Represents ownership of less than 1%

17

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of March 11, 2016. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.
(2)	Based on information contained in Amendment No. 3 to Schedule 13D filed with the SEC on May 4, 2015. Comprised of (i) 3,046,100 shares of our common stock owned directly by Celgene Corporation, and (ii) 979,094 shares of our common stock issuable to Celgene Corporation upon the exercise of warrants that are currently exercisable. Celgene Corporation is a publicly traded corporation listed on the Nasdaq Stock Market.
(3)	Based on information contained in Amendment No. 2 to Schedule 13G filed on February 16, 2016. Comprised of (i) 1,921,951 shares of our common stock owned directly by Perceptive Advisors, LLC, (ii) 46,214 shares of common stock issuable to Perceptive Advisors, LLC upon the exercise of warrants that are currently exercisable and (iii) 750,000 shares of common stock issuable to Perceptive Credit Opportunities Fund LP upon the exercise of warrants that are currently exercisable or exercisable within 60 days.
(4)	Based on information contained in Schedule 13G filed on February 16, 2016. Comprised of 1,880,134 shares of our common stock owned directly by Deerfield Mgmt, L.P.
(5)	Based on information contained in Schedule 13G filed on February 16, 2016. Comprised of 1,650,000 shares of our common stock owned directly by Tekla Capital Management LLC.
(6)	Comprised of (i) 584,603 shares of our common stock owned directly by Mr. Johnson, (ii) 1,362,820 shares of our common stock issuable to Mr. Johnson upon the exercise of vested stock options, and (iii) 28,218 shares of common stock issuable upon the exercise of warrants held by Mr. Johnson.
(7)	Comprised of (i) 116,881 shares of our common stock owned directly by Mr. Posner and (ii) 270,141 shares of our common stock issuable to Mr. Posner upon the exercise of vested stock options.
(8)	Comprised of (i) 120,985 shares of our common stock owned directly by Mr. Barton, (ii) 359,274 shares of our common stock issuable to Mr. Barton upon the exercise of vested stock options, and (iii) 9,877 shares of common stock issuable upon the exercise of warrants held by Mr. Barton.
(9)	Comprised of 116,512 shares of our common stock owned directly by Mr. Pionati.
(10)	Comprised of (i) 286,750 shares of our common stock owned directly by Mr. Zeldis, (ii) 596,077 shares of our common stock issuable to Mr. Zeldis upon the exercise of stock options that are vested or will vest within 60 days, and (iii) 178,750 shares of common stock issuable upon the exercise of warrants held by Mr. Zeldis.
(11)	Comprised of (i) 214,285 shares of our common stock beneficially owned by Mr. Africk , (ii) 19,074 shares of our common stock issuable to Mr. Africk upon the exercise of stock options that are vested or will vest within 60 days, and (iii) 42,857 shares of common stock issuable upon the exercise of warrants beneficially owned by Mr. Africk.
(12)	Comprised of (i) 18,823 shares of our common stock owned directly by Mr. Leone, (ii) 90,856 shares of our common stock issuable to Mr. Leone upon the exercise of stock options that are vested or will vest within 60 days, and (iii) 11,895 shares of common stock issuable upon the exercise of warrants held by Mr. Leone.
(13)	Comprised of shares of our common stock issuable to Mr. Restani upon the exercise of vested stock options that are vested or will vest within 60 days.
(14)	Comprised of (i) 24,357 shares of our common stock owned directly by Mr. Sklar, (ii) 686 shares of our common stock held in a custodial account for a child, of which Mr. Sklar disclaims beneficial ownership, (iii) 54,286 shares of our common stock issuable to Mr. Sklar upon the exercise of stock options that are vested or will vest within 60 days, and (iii) 11,429 shares of common stock issuable upon the exercise of warrants held by Mr. Sklar.
(15)	Comprised of (i) 8,000 shares of our common stock owned directly by Mr. Wagner, (ii) 174,033 shares owned directly by 2003 Revocable Trust of Mark Wagner dated April 23, 2003 (the “Wagner Trust”) and (iii) 13,750 shares of our common stock issuable to Mr. Wagner upon the exercise of stock options that are vested or will vest within 60 days. Mr. Wagner is the trustee and deemed to have a pecuniary interest in, and therefore to be the beneficial owner of, shares held by the Wagner Trust. The Wagner Trust acquired 174,033 shares as part of the merger consideration for the acquisition of Celleration on May 29, 2015, of which 11,443 shares are currently being held in escrow and are subject to forfeiture during the eighteen month period following the closing of the merger to satisfy certain claims and post-closing adjustments as provided in the Merger Agreement.

18

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Directors, officers and persons who own more than ten percent of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2015, each of our directors, officers and greater than ten percent stockholders complied with all Section 16(a) filing requirements applicable to our directors, officers and greater than ten percent stockholders, except for one late Form 4 filed by Mr. Johnson with respect to one transaction and one late Form 4 filed by Mr. Sklar with respect to one transaction.

PROPOSAL 1: ELECTION OF DIRECTORS

The board of directors currently consists of eight members. All directors hold office for a one-year term until the election and qualification of their successors. As previously reported in our Current Report on Form 8-K, Mr. Africk will not stand for re-election. The board of directors has reduced the size of the board to seven members, effective immediately following the Annual Meeting.

Each of the persons set forth below has been nominated for election as a director by the board of directors to serve for a term of office to expire at the annual meeting of stockholders in 2017, to hold office until his successor has been duly elected and qualified. Stockholders will be unable to vote for more than seven persons. The seven director nominees who receive the most votes cast in the election of directors will be elected. Should any of the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the board of directors may nominate or designate. Each of the director nominees has expressed his intention to serve the entire term for which election is sought.

In accordance with the Celgene Agreement, we were required to increase the size of our board by one director and elect to such newly created vacancy a non-competitve individual designated by Celgene (the “Celgene Designee”), for which Celgene originally proposed Mr. Perry A. Karsen. On November 27, 2013, the board increased its size and appointed Mr. Karsen as a director. For so long as Celgene or any of its affiliates hold at least 50% of the 1,672,474 shares purchased pursuant to the Celgene Agreement, our board of directors is required to use its reasonable best efforts to, if the memebrs of our board of directors are to be re-elected, nominate and recommend that our stockholders elect such Celgene Designee, or remove, upon direction from Celgene, any Celgene Designee, and appoint each successor Celgene Designee that Celgene designates. On February 15, 2016, effective upon Mr. Karsen’s resignation, Winston Kung was appointed as a director and the successor Celgene Designee.

In addition, the Merger Agreement pursuant to which we effected our acquisition of Celleration provided that we appoint Mark Wagner to our board of directors following the effective time of the merger. Accordingly, effective on May 29, 2015, we increased the size of our board by one director and appointed Mr. Wagner to fill the newly created vacancy and to serve in such capacity until our next annual meeting of stockholders or until his successor is duly elected and qualified, or his earlier death, resignation or removal.

Directors and Nominees

The following table and text set forth the name, age and positions of each director nominee:

Name	Age	Position
David Johnson	58	President, Chief Executive Officer and Director
Jerome Zeldis, M.D., Ph.D.	65	Chairman and Director
Mark Wagner	59	Director
Winston Kung	40	Director
Joseph Leone	62	Director
Gary Restani	69	Director
Jeffrey Sklar	53	Director

19

The following sets forth biographical information and the qualifications and skills for each director nominee:

David Johnson was appointed to our board and as Executive Chairman of Aquamed Technologies, Inc., our wholly-owned subsidiary, on November 29, 2012. He was appointed our President and Chief Executive officer on February 4, 2013. Mr. Johnson was formerly President of the ConvaTec Division of Bristol-Myers Squibb, Inc. until 2008 when he orchestrated a sale of the division from its pharmaceutical parent to Avista Capital Partners and Nordic Capital in a deal valued at $4.1 billion. Concurrently, he acquired and integrated the assets of Copenhagen-based Unomedical to expand ConvaTec Inc.’s manufacturing and infrastructure into Europe. From 2008 through 2012, Mr. Johnson served as the Chief Executive Officer of ConvaTec Inc. Prior to his tenure with ConvaTec Inc., Mr. Johnson held several senior positions in the U.S., Europe and Canada with Zimmer Inc., Fisher Scientific, and Baxter Corporation. He served as a member of ConvaTec Inc.’s board of directors and the board of the Advanced Medical Technology Association (AdvaMed), where he chaired the Global Wound Sector Team for four years. Mr. Johnson received an Undergraduate Business Degree in Marketing from the Northern Alberta Institute of Technology in Edmonton, Alberta, Canada, completed the INSEAD Advanced Management Program in Fontainbleau, France, and is a fellow from the Wharton School of the University of Pennsylvania. We believe that Mr. Johnson’s extensive experience in the pharmaceutical and biotechnology fields, as well as his executive leadership experience, make him an asset that will serve as a bridge between our board of directors and our executive officers.

Jerome Zeldis, M.D., Ph.D. has served as a member of our board of directors since May 17, 2012 and was appointed Chairman on November 27, 2012. Dr. Zeldis is the Chief Executive Officer of Celgene Global Health and the Chief Medical Officer of Celgene Corporation. Dr. Zeldis has been with Celgene since 1997; prior to his current role, he served as Senior Vice President of Clinical Research and Medical Affairs. Prior to Celgene, Dr. Zeldis worked at Sandoz Research Institute and Janssen Research Institute in both clinical research and medical development. He is currently on the board of BioSig Technologies, Inc., Bionor Pharma, Inc., AIT Corporation and PTC Corporation. Dr. Zeldis attended Brown University for a B.A., M.S., followed by Yale University for a M.Phil., M.D., and Ph.D. in molecular biophysics and biochemistry (immunochemistry). He trained in internal medicine at the UCLA Center for the Health Sciences and Gastroenterology at the Massachusetts General Hospital and Harvard Medical School. He was Assistant Professor of Medicine at the Harvard Medical School, Associate Professor of Medicine at University of California, Davis, Clinical Associate Professor of Medicine at Cornell Medical School and Professor of Clinical Medicine at the Robert Wood Johnson Medical School in New Brunswick, New Jersey. Dr. Zeldis has published 122 peer reviewed articles and 24 reviews, book chapters, and editorials. We believe that Dr. Zeldis’s background in the healthcare industry, as well as his experience in emerging growth companies make him a valuable resource on our board of directors.

Mark Wagner was appointed as a member of our board of directors on May 29, 2015. He previously served as a director and as the president and chief executive officer of Celleration from June 2009 through the consummation of the merger on May 29, 2015. Prior to joining Celleration, he cofounded Orasi Medical Inc., a privately held medical device and technology company, and served as a member of its board of directors from 2007 through 2012. Mr. Wagner has also served as chief executive officer at several emerging companies in the medical device and healthcare industry, including ProVation Medical, Inc., a health information technology company, Survivalink Corporation, a medical device manufacturer, and Altiva Corporation, a spinal implant device company. Earlier in his career, Mr. Wagner held executive and management level positions at Nellcor Puritan Bennett and numerous other positions during his 15 year tenure with GE Healthcare. He is currently on the board of directors of Minnetronix, Inc. Mr. Wagner holds a B.S. in Business Administration from the University of Southern California. Mr. Wagner has decades of leadership experience in the medical device field and healthcare industry, as well as his traditional corporate background with emerging growth companies, which we believe make him a valuable resource on our board of directors.

Winston Kung was appointed as a member of our board of directors on February 15, 2016. Mr. Kung is the Vice President of Business Development and Global Alliances at Celgene Corporation. He previously served as the Chief Business Officer at Celgene Cellular Therapeutics, a subsidiary of Celgene Corporation, from April 2013 to February 2015. Prior to joining Celgene Cellular Therapeutics, Mr. Kung was a director in Citigroup’s Global Healthcare Corporate and Investment Banking division, where he focused on biotech and pharmaceutical companies, from June 2010 to April 2013. He also worked as a Vice President in the Global Mergers and Acquisitions Group at Barclays (formerly Lehman Brothers) from May 2007 through June 2010. Prior to his career in investment banking, Mr. Kung worked on the business and corporate development teams at both Amgen and Genentech. He holds a B.A. in biology from Brown University and an M.B.A. from Harvard Business School. We believe that Mr. Kung’s significant healthcare and investment banking experience make him a valuable resource on our board of directors.

20

Joseph Leone has served as a member of our board of directors since January 3, 2011. Since December 2012, Mr. Leone has served as Director and a Senior Officer of RMH Franchise Holdings, a privately owned company with 175 franchise restaurants in 15 states and revenues over $400 million. Mr. Leone spent more than 24 years with CIT Group, one of the nation’s largest small and mid-size business lenders, and held several senior-level positions at CIT, most recently Vice Chairman and Chief Financial Officer from May 1995 through April 2010. From 1975 through 1983, Mr. Leone was employed by KPMG – Peat Marwick as a Senior Manager for Financial Services Clients including Citibank and Manufacturers Hanover Bank. He has been a Certified Public Accountant since 1977. Mr. Leone is a graduate of Baruch College (BBA in Accounting) and the Advanced Management Program at Harvard Business School. Mr Leone serves as the chairman of the Audit Committee of The Baruch College Fund. We believe that Mr. Leone’s extensive background in accounting and finance makes him a valuable member of our board.

Gary Restani has served as a member of our board of directors since July 21, 2014. Until April 2014, he was President and Chief Executive Officer of Spiracur Inc., a privately held medical device company focused on the development of innovative wound healing technologies. Mr. Restani has more than 40 years of experience in the medical device industry. He served as President and Chief Operating Officer of Hansen Medical, Inc. from October 2006 to February 28, 2009. From December 1999 to June 2006, he served as President of ConvaTec, Inc. From March 1995 to November 1999, Mr. Restani served as the President of various international divisions of Zimmer, Inc., a medical device and surgical tool company. From March 1990 to February 1995, Mr. Restani served as President of various international divisions of Smith & Nephew Orthopedics, Inc., an orthopedics, endoscopy and wound management company. He served as Director of Synovis Orthopedic and Woundcare, Inc. (alternate name, Pegasus Biologics, Inc.) from 2007 to 2011. Mr. Restani served as a Director of Corpak Medsystems until 2014, and with DFine Inc. from 2007 to 2012. He served on the board of AdvaMed from 1997 to 2006 as well as the Leadership Board of the Cleveland Clinic's Center for Digestive Diseases from 2000 to 2006. He served as a Director of Hansen Medical, Inc. from September 2006 to June 17, 2009. He attended Sir George Williams University and Loyola University and holds a certificate from Dartmouth College for completing the Tuck School of Business’ General Management Executive Program. We believe that Mr. Restani’s extensive experience in the medical technology sector, as well as his executive leadership experience, make him a valuable resource on our board.

Jeffrey Sklar has served as a member of our board of directors since January 3, 2011. Mr. Sklar has served as the Managing Partner of Sklar, Heyman Hirshfield, & Kantor LLP, a regional accounting firm, where he oversees the industry specialization team for non-bank financial institutions and for forensic and investigative auditing services, since January 2010 and prior to that, from January 2006 to December 2009, he served as an audit partner. Since 2000, Mr. Sklar has also served as the Managing Director of SHC Consulting Group, LLC. Mr. Sklar served Public Savings Bank as a Director, as the Chair of the Compliance and Risk Committee, and as a member of the Audit Committee from September 2010 to September 2011. In addition to being a Certified Public Accountant, Mr. Sklar is a Certified Financial Crime Specialist, Certified Anti-Money Laundering Specialist, Certified Fraud Specialist and Certified in Financial Forensics by the American Institute of CPAs. He also serves on the Advisory Board of the Association of Financial Crime Specialists. Mr. Sklar’s qualifications to serve on the board include his extensive background in accounting and finance.

The board of directors regards all of the individuals above as competent professionals with many years of experience in the business community. The board of directors believes that the overall experience and knowledge of the members of the board of directors will contribute to the overall success of our business.

Unless otherwise directed in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by such proxy for the election of the director nominees. Each of the seven director nominees is presently a director of the Company.

The board of directors does not contemplate that any of the above-named director nominees will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for election or refuse to accept election as a director of the Company, then the persons named in the form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be designated by the board of directors.

Family Relationships

There are no family relationships among any of the director nominees or executive officers of the Company.

Vote Required

The seven director nominees who receive a plurality of the votes cast in the election of directors will be elected.

21

The board of directors recommends a vote FOR the seven director nominees.

EXECUTIVE OFFICERS

The following sets forth biographical information and the qualifications and skills of each of (i) Brian Posner, our chief financial officer, treasurer and secretary, (ii) Bradford Barton, our chief operating officer and (iii) Pellegrino Pionati, our chief strategy and marketing officer:

Brian Posner, age 54, was appointed to serve as our Chief Financial Officer, Treasurer and Secretary on September 3, 2013. Mr. Posner has more than 25 years of diversified management experience, at both public and private companies. Most recently, he served as Chief Financial Officer of Ocean Power Technologies, Inc., a publicly-traded renewable energy company specializing in wave power technology, from June 2010 to August 2013. Prior to that, he served as Chief Financial Officer of Power Medical Interventions, Inc., a publicly-traded medical device company, from January 2009 until its sale to Covidien Plc in September 2009. From June 1999 to December 2008, Mr. Posner served in a series of positions of increasing responsibility with Pharmacopeia, Inc., a clinical development stage biopharmaceutical company, culminating in his service as Executive Vice President and Chief Financial Officer from May 2006 to December 2008. Mr. Posner also worked at Phytomedics, Inc., and as Regional Chief Financial Officer of Omnicare, Inc. Mr. Posner earned an MBA in Managerial Accounting from Pace University’s Lubin School of Business and a BA in Accounting from Queens College.

Bradford Barton, age 56, has served as our Chief Operating Officer since August 29, 2014. Prior to that, he served as the Chief Operating Officer of our proprietary products division since May 2013. Mr. Barton was formerly President of the Americas division at ConvaTec Inc., where he led the company’s core businesses in ostomy care, wound therapeutics and continence and critical care in the U.S., Canada and Latin America, from November 2010 until February 2013. Mr. Barton joined ConvaTec Inc. in 1996 and has held several senior management positions across the company’s business divisions and regions, including Vice President of the Americas division, with responsibility for the wound therapeutics business in the U.S., Canada and Puerto Rico, Vice President of the Intercontinental division as well as Vice President and General Manager of the ostomy care business in the U.S. Prior to his tenure at ConvaTec Inc., Mr. Barton also held a number of sales leadership positions at Calgon Corporation and Calgon Vestal Laboratories, Inc., which was acquired by the Steris Corporation in 1996.

Pellegrino Pionati, age 59, has served as our Chief Strategy and Marketing Officer since June 15, 2015. Mr. Pionati joined us from Bayer HealthCare Pharmaceuticals, where he served as the Vice President of Marketing for the Essure portfolio and a member of the Global Franchise and Women’s Health Care Leadership teams from May 2014 until May 2015. From March 2013 to May 2014, he was the president of 4P’s Advisors LLC, a management consulting firm focused on strategy development, new product development and marketing for companies in the medical technology and healthcare industry. From 1998 until December 2012, Mr. Pionati served a 14 year tenure at ConvaTec, Inc., a privately held global medical device company spun out of Bristol Myers Squibb, Inc., where he held several global marketing and management level positions, including President of Global Marketing, Business Development and International and President of the Intercontinental Region. Prior to joining ConvaTec, Inc., he held a variety of positions at Johnson & Johnson, Inc. in sales, service, clinical regulatory and marketing and co-led the development of an internally-backed startup, J&J Independence Technologies. Mr. Pionati holds an MBA from the University of Pittsburg’s Katz School of Business and a Bachelors of Commerce in Marketing from Concordia University of Montreal.

EXECUTIVE COMPENSATION

Compensation Philosophy and Process

The responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers lies with our compensation committee and our board of directors. Our board of directors has not retained the services of any compensation consultants in connection with the compensation of our executive officers.

22

The goals of our executive compensation program are to attract, motivate and retain individuals with the skills and qualities necessary to support and develop our business within the framework of our size and available resources. In 2015, we designed our executive compensation program to achieve the following objectives:

•	attract and retain executives experienced in developing and delivering products such as our own;

•	motivate and reward executives whose experience and skills are critical to our success;

•	reward performance; and

•	align the interests of our executive officers and stockholders by motivating executive officers to increase stockholder value.

The compensation committee may delegate its responsibilities and authority to a subcommittee. The Company’s executive officers played no role in determining or recommending the amount or form of executive and director compensation for 2015.

2015 and 2014 Summary Compensation Table

The table below sets forth, for the fiscal years ended December 31, 2015 and 2014, the compensation paid to our named executive officers: (i) David Johnson, our president and chief executive officer and a member of our board; (ii) Brian Posner, our chief financial officer, treasurer and secretary; (iii) Bradford Barton, who has served as our chief operating officer since August 29, 2014 and prior to that served as the chief operating officer of our proprietary products division since May 2013; and (iv) Pellegrino Pionati, who has served as our chief strategy and marketing officer since June 15, 2015.

					Stock	Option
Name and					Awards	Awards	All Other
Principal Position	Year	Salary	Bonus		(1)	(1)	Compensation		Total
David Johnson	2015	$350,000	$175,000	(3)	$1,869,000	$560,081	$11,400	(5)	$2,965,481
President and Chief	2014	$350,000	$332,500	(4)	$2,582,072	$-	$11,400	(5)	$3,275,972
Executive Officer
Brian Posner	2015	$240,000	$72,000	(3)	$623,000	$560,081	$8,400	(6)	$1,503,481
Chief Financial Officer, Treasurer and Secretary	2014	$240,000	$136,800	(4)	$-	$505,718	$8,400	(6)	$890,918
Brad C. Barton	2015	$240,000	$72,000	(3)	$623,000	$560,081	$8,400	(7)	$1,503,481
Chief Operating Officer	2014	$240,000	$136,800	(4)	$-	$505,718	$8,400	(7)	$890,918
Pellegrino Pionati (2)	2015	$139,923	$42,000	(3)	$630,000	$411,470	$4,550	(6)	$1,227,943
Chief Strategy and Marketing Officer	2014	-	-		-	-	-		-

(1)	The amounts reported represent the aggregate grant date fair value of the awards, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718—Compensation—Stock Compensation (“ASC 718”), with the exception that the amount shown assumes no forfeitures. Assumptions used in the calculation of these amounts are included in “Note 1 - Summary of Significant Accounting Policies—Stock-Based Compensation” and “Note 11 - Stockholders’ Equity” to our audited financial statements for the fiscal years ended December 31, 2015 and 2014 included in our Annual Report on Form 10-K filed with the SEC on February 23, 2016.

(2)	Effective June 15, 2015, Mr. Pionati was appointed as chief marketing and strategy officer.

(3)	Discretionary year-end bonus to be paid 50% in cash and the remaining 50% in shares of restricted common stock during 2016. The restricted stock award portion of the 2015 bonus amount was granted on February 9, 2016 based on the closing price of our common stock on such date of grant. The restricted stock award is subject to forfeiture until vested, with 100% vesting on February 9, 2017, subject to the terms and conditions of the Alliqua BioMedical, Inc. 2014 Long-Term Incentive Plan.

(4)	Discretionary year-end bonus paid in cash during 2015.

(5)	Comprised of (i) auto expense allowance payments of $9,000 and (ii) life insurance premium payments of $2,400.

(6)	Comprised of auto expense allowance payments.

(7)	Comprised of auto expense and telephone allowance payments.

23

Agreements with Executive Officers

David Johnson

In connection with the appointment of David Johnson as our chief executive officer, on February 4, 2013, we entered into an Executive Employment Agreement with Mr. Johnson. The employment agreement has an initial term of three years and will be automatically renewed for an additional one-year term unless terminated by either party upon written notice provided not less than four months before the end of the initial term. Under the employment agreement, Mr. Johnson is entitled to an annual salary of $350,000, which may be increased, but not decreased, in the board’s discretion. Mr. Johnson is also eligible to receive an annual bonus of up to 100% of his base salary, provided that he is employed with us on December 31 of the year to which the bonus relates. The amount of Mr. Johnson’s annual bonus, if any, will be determined based upon the achievement of certain performance criteria. The performance criteria for each year will be set by our compensation committee after consultation with Mr. Johnson. Mr. Johnson is also entitled to a monthly automobile allowance of $750 per month, reimbursement of up to $200 per month for the cost of a term life insurance policy having a face amount of $1 million, and benefit plans provided by us to all employees and executive employees.

Mr. Johnson is entitled to receive the following equity awards pursuant to our 2011 Long-Term Incentive Plan or, if there are not sufficient shares available under the 2011 Long-Term Incentive Plan, pursuant to a stand-alone award agreement:

(i)	a nonqualified stock option to purchase a number of shares of the Company’s common stock equal to three percent of the Company’s total outstanding common stock (determined on a fully-diluted basis as of February 4, 2013), with the following terms: (A) an exercise price equal the fair market value of a share of common stock on the date of grant; (B) immediate vesting; and (C) a term of 10 years; and

(ii)	an award of nonqualified stock options on the last business day of each calendar quarter through February 4, 2016 relating to a number of shares of common stock equal to 0.333% percent of the Company’s outstanding common stock as of the date of grant (determined on a fully-diluted basis), with the following terms: (A) an exercise price equal to the fair market value of a share of common stock on the date of grant, (B) the first eight (8) grants will be 100% vested on the first anniversary of their respective dates of grant and the last four (4) grants will be 100% vested on the date of grant, (C) immediate vesting of any unvested restricted stock units upon the effective date of a “Change in Control” (as defined in the 2011 Long-Term Incentive Plan) and (D) a term of ten years.

Mr. Johnson is also eligible to receive additional equity awards in such amount and on such terms as is determined by the board. Mr. Johnson received the first award set forth above on February 4, 2013. He was awarded options to purchase 279,227 shares of common stock at an exercise price of $3.28 per share. Mr. Johnson received stock option grants for the first, second and third calendar quarters of 2013 under the second award set forth above on November 14, 2013. He was awarded an aggregate of 117,125 shares of common stock at an exercise price of $3.50 per share. The foregoing share numbers and prices have been adjusted for the 1 for 43.75 reverse stock split of our common stock that occurred on November 18, 2013.

On December 20, 2013, we entered into a First Amendment to Executive Employment Agreement with Mr. Johnson, which amended the employment agreement to provide for a single stock option award in lieu of all of the remaining quarterly grants thereunder. Pursuant to the amendment, Mr. Johnson received a nonqualified stock option to purchase 730,535 shares of common stock of the Company at an exercise price equal to $6.82 per share on December 20, 2013. The option has a term of ten years, with one-ninth of the optioned shares vesting on the first day of each calendar quarter during the period commencing on January 1, 2014 and ending on February 4, 2016, provided that Mr. Johnson remains employed by the Company on such date, and subject to the terms and conditions of that certain nonqualified stock option agreement by and between the Company and Mr. Johnson, effective as of December 20, 2013.

24

The employment agreement also contains certain confidentiality, non-solicitation and non-disparagement requirements for Mr. Johnson.

The Company has the right to terminate the employment agreement at any time for cause. “Cause” is defined as Mr. Johnson’s commission of any of the following: an act of theft, embezzlement or fraud; an act of intentional dishonesty or willful misrepresentation of a material nature; any willful misconduct with regard to us; a material breach of any fiduciary duties owed to us; conviction of, or pleading nolo contendere or guilty to, a felony or misdemeanor (other than a traffic infraction) that is reasonably likely to cause damage to us or our reputation; a material violation of our written policies, standards or guidelines that is not cured within 30 days; refusal to perform the material duties and responsibilities required by the employment agreement, subject to a 30 day cure period; and a material breach of the employment agreement or any other agreement to which Mr. Johnson and we are parties that is not cured within 30 days. The employment agreement may also be terminated by either party at any time without cause upon 30 days written notice, and by Mr. Johnson with good reason upon 90 days written notice, which shall include a 30 day cure period. “Good Reason” is defined as the occurrence, without Mr. Johnson’s prior written consent, of a material reduction in base salary, a material diminution in title, duties, responsibility or authority, relocation of his primary office to an office located 35 miles from the office in Langhorne, Pennsylvania, a material breach by us of any agreement with Mr. Johnson or failure by us to have any successor assume the employment agreement.

If Mr. Johnson is terminated by reason of death or disability, we will pay to him or his estate or a pro rata portion of any earned, but unpaid, bonus for services rendered during the year preceding the date of termination. If Mr. Johnson’s employment is terminated by us without cause or by him with good reason, subject to compliance with the confidentiality, non-solicitation and non-disparagement requirements of the employment agreement and the execution of a release of claims, (i) we will pay him an amount equal to the sum of 24 months base salary; (ii) either his pro rata bonus for the year if termination of employment is in the first two years of the term, or two years of bonus calculated at the target bonus level (payable over 24 months) if termination is after the first two years of the term ; (iii) all outstanding stock options and other equity awards granted to Mr. Johnson will vest, to the extent not previously vested, and the stock options will remain exercisable for three months; and (iv) we will provide continued healthcare coverage until the earlier of (x) the expiration of the severance period, or (y) the date that Mr. Johnson’s “COBRA” coverage terminates or expires or (z) the date that Mr. Johnson obtains new employment that offers substantially similar health benefits.

The 2016 performance criteria for Mr. Johnson are based on the Company’s achievement of certain financial and operational goals.

Brian Posner

In connection with his appointment as our chief financial officer, pursuant to an offer letter dated July 19, 2013, the Company agreed to pay Mr. Posner an annual salary of $240,000, an annual bonus of up to 60% of his prorated annual base salary based on the achievement of mutually agreed upon objectives (either in equity or cash, to be determined), a monthly stipend of $700 to cover auto expenses, and medical, dental, 401(k), group life and long-term disability benefits.

On June 5, 2015, we entered into an employment agreement with Mr. Posner (the “Posner Employment Agreement”), which amended and restated the terms set forth in that certain offer letter dated July 19, 2013 in its entirety. The Posner Employment Agreement provides for a term of employment that continues until terminated by either party. Under the Posner Employment Agreement, Mr. Posner is entitled to an annual base salary of $240,000, less applicable payroll deductions and tax withholdings. He is also eligible to receive an annual bonus of up to 60% of his annual base salary for each calendar year during employment based upon the achievement of certain performance criteria, provided that he is employed by the Company through the end of the applicable calendar year to which the bonus relates, subject to certain exceptions. The performance criteria for each year will be established reasonably and in good faith by the Board. Mr. Posner is also entitled to a monthly automobile allowance of $700 per month, reimbursement of certain out-of-pocket expenses reasonably incurred in connection with the performance of his services and benefit plans provided by the Company to all employees.

The Posner Employment Agreement also contains certain confidentiality, non-competition, non-solicitation and assignment of work product covenants for Mr. Posner.

25

Mr. Posner’s employment may be terminated by either party at any time upon written notice. If Mr. Posner’s employment is terminated by the Company for cause or by Mr. Posner without good reason, the Company will pay Mr. Posner an amount equal to the sum of (i) all unpaid base salary accrued through the date of termination, (ii) all unpaid performance bonus earned and accrued for a previously completed calendar year, (iii) all accrued and unpaid vacation or similar pay required by law and (iv) any unreimbursed expenses properly incurred prior to the termination date.

If Mr. Posner’s employment is terminated by the Company without cause or by Mr. Posner for good reason, subject to the timely execution and return by Mr. Posner of an irrevocable release of claims within 60 days following the date of termination, then the Company will pay Mr. Posner a lump sum amount equal to the accrued obligations set forth in (i) through (iv) above, plus severance pay in an amount equal to his base salary for 12 months, payable in equal installments in accordance with the normal payroll policies of the Company. If, prior to such termination, Mr. Posner was employed by the Company through at least July 1st of the applicable calendar year, he will also be eligible to receive a pro-rata portion of any annual performance bonus earned during such calendar year, with the amount prorated based on the number of days employed during such calendar year. In addition, all outstanding stock options and restricted stock awards granted to Mr. Posner will immediately vest in full and the stock options will remain exercisable for two years following the termination date or, if sooner, until the end of the applicable stock option’s term. The Company will also provide continued health benefits coverage until the earlier of the expiration of the 12 month severance period and the date that Mr. Posner becomes eligible for comparable employer sponsored health benefits.

The 2016 performance criteria for Mr. Posner are the same as those described above for Mr. Johnson.

Bradford Barton

In connection with his appointment as chief operating officer, pursuant to an offer letter dated May 14, 2013, the Company agreed to pay Mr. Barton an annual salary of $240,000, an annual bonus of up to 60% of his prorated annual base salary based on the achievement of mutually agreed upon objectives, a monthly stipend of $700 to cover auto and telephone expenses, and medical, dental, 401(k), group life and long-term disability benefits.

On June 5, 2015, we entered into an employment agreement with Mr. Barton (the “Barton Employment Agreement”), which amended and restated the terms set forth in that certain offer letter dated May 14, 2013 in its entirety. The Barton Employment Agreement provided for a term of employment that continues until terminated by either party. Under the Barton Employment Agreement, Mr. Barton is entitled to an annual base salary of $240,000, less applicable payroll deductions and tax withholdings. He is also eligible to receive an annual bonus of up to 60% of his annual base salary for each calendar year during employment based upon the achievement of certain performance criteria, provided that he is employed by the Company through the end of the applicable calendar year to which the bonus relates, subject to certain exceptions. The performance criteria for each year will be established reasonably and in good faith by the Board. Mr. Barton is also entitled to a monthly automobile allowance of $700 per month, reimbursement of certain out-of-pocket expenses reasonably incurred in connection with the performance of his services and benefit plans provided by the Company to all employees.

The Barton Employment Agreement also contains certain confidentiality, non-competition, non-solicitation and assignment of work product covenants for Mr. Barton.

Mr. Barton’s employment may be terminated by either party at any time upon written notice. If Mr. Barton’s employment is terminated by the Company for cause or by Mr. Barton without good reason, the Company will pay Mr. Barton an amount equal to the sum of (i) all unpaid base salary accrued through the date of termination, (ii) all unpaid performance bonus earned and accrued for a previously completed calendar year, (iii) all accrued and unpaid vacation or similar pay required by law and (iv) any unreimbursed expenses properly incurred prior to the termination date.

If Mr. Barton’s employment is terminated by the Company without cause or by Mr. Barton for good reason, subject to the timely execution and return by Mr. Barton of a release of claims of an irrevocable release of claims within 60 days following the date of termination, then the Company will pay Mr. Barton a lump sum amount equal to the accrued obligations set forth in (i) through (iv) above, plus severance pay in an amount equal to his base salary for 12 months, payable in equal installments in accordance with the normal payroll policies of the Company. If, prior to such termination, Mr. Barton was employed by the Company through at least July 1st of the applicable calendar year, he will also be eligible to receive a pro-rata portion of any annual performance bonus earned during such calendar year, with the amount prorated based on the number of days employed during such calendar year. In addition, all outstanding stock options and restricted stock awards granted to Mr. Barton will immediately vest in full and the stock options will remain exercisable for two years following the termination date or, if sooner, until the end of the applicable stock option’s term. The Company will also provide continued health benefits coverage until the earlier of the expiration of the 12 month severance period and the date that Mr. Barton becomes eligible for comparable employer sponsored health benefits.

26

The 2016 performance criteria for Mr. Barton are the same as those described above for Mr. Johnson.

Pellegrino Pionati

In connection with Mr. Pionati’s appointment as chief strategy and marketing officer, on June 3, 2015, we entered into an employment agreement with Mr. Pionati (the “Pionati Employment Agreement”) for a term of employment that commences on June 15, 2015 and continues until terminated by either party. Under the Pionati Employment Agreement, Mr. Pionati is entitled to an annual base salary of $240,000, less applicable payroll deductions and tax withholdings. He is also eligible to receive an annual bonus of up to 60% of his annual base salary for each calendar year during employment based upon the achievement of certain performance criteria, provided that he is employed by the Company through the end of the applicable calendar year to which the bonus relates, subject to certain exceptions. The performance criteria for each year will be established reasonably and in good faith by the Company’s board of directors (the “Board”). Mr. Pionati is also entitled to a monthly automobile allowance of $700 per month, reimbursement of certain out-of-pocket expenses reasonably incurred in connection with the performance of his services and benefit plans provided by the Company to all employees.

The Pionati Employment Agreement also contains certain confidentiality, non-competition, non-solicitation and assignment of work product covenants for Mr. Pionati.

Mr. Pionati’s employment may be terminated by either party at any time upon written notice. If Mr. Pionati’s employment is terminated by the Company for cause or by Mr. Pionati without good reason, the Company will pay Mr. Pionati an amount equal to the sum of (i) all unpaid base salary accrued through the date of termination, (ii) all unpaid performance bonus earned and accrued for a previously completed calendar year, (iii) all accrued and unpaid vacation or similar pay required by law and (iv) any unreimbursed expenses properly incurred prior to the termination date.

If Mr. Pionati’s employment is terminated by the Company without cause or by Mr. Pionati for good reason, subject to the timely execution and return by Mr. Pionati of an irrevocable release of claims within 60 days following the date of termination, then the Company will pay Mr. Pionati a lump sum amount equal to the accrued obligations set forth in (i) through (iv) above, plus severance pay in an amount equal to his base salary for 12 months, payable in equal installments in accordance with the normal payroll policies of the Company. If, prior to such termination, Mr. Pionati was employed by the Company through at least July 1st of the applicable calendar year, he will also be eligible to receive a pro-rata portion of any annual performance bonus earned during such calendar year, with the amount prorated based on the number of days employed during such calendar year. In addition, all outstanding stock options and restricted stock awards granted to Mr. Pionati will immediately vest in full and the stock options will remain exercisable for two years following the termination date or, if sooner, until the end of the applicable stock option’s term. The Company will also provide continued health benefits coverage until the earlier of the expiration of the 12 month severance period and the date that Mr. Pionati becomes eligible for comparable employer sponsored health benefits.

The 2016 performance criteria for Mr. Pionati are the same as those described above for Mr. Johnson.

In connection with his appointment, on June 15, 2015, Mr. Pionati received (i) stock options to purchase 100,000 shares of common stock at an exercise of $5.25 per share, with one-third vesting on each of June 15, 2016, 2017 and 2018, and (ii) a restricted stock award of 120,000 shares of restricted common stock with 25% vesting on each of June 15, 2015, 2016, 2017 and 2018, in each case, provided that Mr. Pionati is employed by or providing services to the Company through the applicable vesting date, subject to the terms and conditions of the Alliqua BioMedical, Inc. 2014 Long-Term Incentive Plan.

27

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding equity awards that have been previously awarded to each of the named executive officers and which remained outstanding as of December 31, 2015:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested
David Johnson	59,200	-		$4.38	11/29/22
David Johnson	59,200	-		$6.56	11/29/22
David Johnson	59,200	-		$8.75	11/29/22
David Johnson	279,227	-		$3.28	02/04/23
David Johnson	117,125	-		$3.50	11/14/23
David Johnson	649,365	81,170	[1]	$6.82	12/20/23
David Johnson	-	115,000	[2]	$6.23	02/06/25
David Johnson						300,000	[3]	$642,000	[4]
Brian Posner	61,714	-		$4.38	09/03/23
Brian Posner	61,714	-		$6.56	09/03/23
Brian Posner	61,714	-		$8.75	09/03/23
Brian Posner	23,333	46,667	[5]	$9.00	03/06/24
Brian Posner	-	115,000	[2]	$6.23	02/06/25
Brian Posner						100,000	[3]	$214,000	[4]
Bradford Barton	54,855	-		$4.38	05/10/23
Bradford Barton	54,855	-		$5.47	05/10/23
Bradford Barton	54,855	-		$6.56	05/10/23
Bradford Barton	54,855	-		$8.75	05/10/23
Bradford Barton	54,855	-		$10.94	05/10/23
Bradford Barton	23,333	46,667	[5]	$9.00	03/06/24
Bradford Barton	-	115,000	[2]	$6.23	02/06/25
Bradford Barton						100,000	[3]	$214,000	[4]
Pellegrino Pionati	-	100,000	[6]	$5.25	06/15/25
Pellegrino Pionati						90,000	[7]	$192,600	[4]

(1)	Vests and becomes exercisable on January 1, 2016.

(2)	Vests and becomes exercisable as follows: 38,333 shares on February 6, 2016; 38,333 shares on February 6, 2017 and 38,334 shares on February 6, 2018.

(3)	Represents a restricted stock award (“RSA”) granted on February 6, 2015. The RSA vests and becomes exercisable annually over three years on a pro rata basis on the grant date anniversaries

(4)	Computed by multiplying the number of non-vested RSA shares by $2.14, which was the closing market price of our common stock on December 31, 2015.

(5)	Vests and becomes exercisable as follows: 23,333 shares on March 6, 2016 and 23,334 shares on March 6, 2017.

(6)	Vests and becomes exercisable as follows: 33,333 shares on June 15, 2016; 33,333 shares on June 15, 2017 and 33,334 on June 15, 2018.

(7)	Represents a restricted stock award granted on June 15, 2015. The RSA vests and becomes exercisable annually over three years on a pro rata basis on the grant date anniversaries.

28

Change of Control Agreements

We do not currently have any plans providing for the payment of retirement benefits to our officers or directors, other than as described under “Agreements with Executive Officers” above.

We do not currently have any change-of-control or severance agreements with any of our executive officers or directors, other than as described under “Agreements with Executive Officers” above. In the event of the termination of employment of the named executive officers, any and all unexercised stock options shall expire and no longer be exercisable after a specified time following the date of the termination, other than as described under “Agreements with Executive Officers” above.

2011 Long-Term Incentive Plan

Our board of directors adopted the 2011 Long-Term Incentive Plan on November 7, 2011, which was approved by our stockholders at our 2011 annual meeting held on December 19, 2011. The purpose of our 2011 Long-Term Incentive Plan is to enable us to remain competitive and innovative in our ability to attract, motivate, reward and retain the services of key employees, certain key contractors, and non-employee directors. Our 2011 Long-Term Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of common stock. Our 2011 Long-Term Incentive Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. Our 2011 Long-Term Incentive Plan is administered by our board of directors. A total of 1,828,572 shares of common stock are reserved for award under the 2011 Plan, of which 167,335 were available for future issuance as of March 11, 2016.

2014 Long-Term Incentive Plan

Our board of directors approved the 2014 Long-Term Incentive Plan (the “2014 Plan”) on April 10, 2014, which was approved by our stockholders at our 2014 annual meeting held on June 5, 2014 and adopted on that date. On February 26, 2015, our board of directors approved an amendment to the 2014 Plan to increase the total number of shares available for issuance pursuant to awards under the 2014 Plan, which was approved by our stockholders at our 2015 annual meeting held on May 6, 2015.

The purpose of the 2014 Plan is to enable us to remain competitive and innovative in our ability to attract, motivate, reward and retain the services of key employees, certain key contractors, and non-employee directors. The 2014 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of common stock. The 2014 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. The 2014 Plan is administered by our board of directors. A total of 5,500,000 shares of common stock are reserved for award under the 2014 Plan, of which 1,361,094 were available for future issuance as of March 11, 2016.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2015 with respect to our equity compensation plans under which our equity securities are authorized for issuance:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	2,845,008		$6.77	3,087,325

Equity compensation plans not approved by security holders	3,463,225	(1)	$6.41	-

Total	6,308,233		$6.58	3,087,325

(1) Comprised of the following awards:

•	A warrant to purchase 1,143 shares of common stock, with a five year term, at an exercise price of $3.50 was issued to a consultant on April 9, 2012, vesting on the date of grant.

•	A warrant to purchase 1,143 shares of common stock, with a five year term, at an exercise price of $3.50 was issued to a consultant on May 9, 2012, vesting on the date of grant.

•	An option granted to a consultant to purchase 22,857 shares of common stock, granted on July 31, 2012, with an exercise price of $4.38 per share and a term of five years, vesting on the date of grant.

•	An option granted to a consultant to purchase 11,429 shares of common stock, granted on August 15, 2012, with an exercise price of $4.38 per share and a term of five years, vesting on the date of grant.

•	Options granted to two consultants to purchase 22,857 shares of common stock each, granted on September 19, 2012, each with an exercise price of $4.38 per share and a term of five years, each vesting as to 5,714 shares on the date of grant, as to 2,286 shares in each of following seven quarters and as to 1,142 shares in the final quarter.

•	An option granted to a former officer to purchase 212,261 shares of common stock, with an exercise price of $4.38, granted on November 8, 2012, and expiring March 14, 2016.

•	An option granted to a director on November 27, 2012, with a term of ten years, to purchase 457,143 shares of common stock The options are scheduled to vest and become exercisable as follows: (i) options to purchase 57,143 shares of common stock with an exercise price of $8.75 per share vesting upon the date of grant; (ii) options to purchase 57,143 shares of common stock with an exercise price of $8.75 per share vesting on each of the first, second, and third year anniversaries of the date of grant; and (iii) options to purchase 228,571 shares of common stock with an exercise price of $8.75 per share vesting upon the meeting of certain performance criteria. Options to purchase 171,429 shares were forfeited prior to December 31, 2013.

•	An option granted to an officer on November 27, 2012, with a term of five years, to purchase 11,429 shares of common stock, with an exercise price of $4.38 per share vesting on the date of grant. 900 shares under this grant have been exercised and are not included in the table above.

•	An option granted to a director on November 27, 2012, with a term of five years, to purchase 26,286 shares of common stock, with an exercise price of $4.38 per share vesting on the date of grant.

•	An option granted to a director on November 27, 2012, with a term of five years, to purchase 3,429 shares of common stock, with an exercise price of $4.38 per share vesting on the date of grant.

29

•	An option granted to a director on November 27, 2012, with a term of five years, to purchase 60,571 shares of common stock, with an exercise price of $4.38 per share vesting on the date of grant.

•	An option granted to Mr. Johnson to purchase 177,600 shares of common stock, granted on November 27, 2012, vesting as follows: (i) options to purchase 59,200 shares of common stock at an exercise price of $4.38 per share, which vested and became exercisable on November 29, 2012; (ii) options to purchase 59,200 shares of common stock at an exercise price of $6.56 per share, which vested and became exercisable on November 29, 2013; (iii) and options to purchase 59,200 shares of common stock at an exercise price of $8.75 per share, which vested and became exercisable on November 29, 2014.

•	An option granted to a consultant to purchase 39,999 shares of common stock, granted on May 10, 2013, with an exercise price of $4.38 per share and a term of ten years, vesting 22,857 shares of common stock on the date of grant and 5,714 shares of common stock on September 30, 2013, December 31, 2013 and March 31, 2014. 25,000 shares under this grant have been exercised and are not included in the table above.

•	An option granted to an employee on May 10, 2013, with a term of ten years, to purchase 171,432 shares of common stock, vesting as follows: (i) options to purchase 57,144 shares of common stock immediately on the date of grant; and (ii) options to purchase 57,144 shares of common stock on each of the first and second year anniversaries of the date of grant. The exercise price for one-fourth of each tranche is $4.38, $5.47, $6.56, and $8.75 per share.

•	An option granted to an employee on May 10, 2013, with a term of ten years, to purchase 274,275 shares of common stock vesting as follows: (i) options to purchase 54,855 shares of common stock immediately on the date of grant; and (ii) options to purchase 54,855 shares of common stock on each of the first, second, third, and fourth year anniversaries of the date of grant. The exercise price for one-fifth of each tranche is $4.38, $5.47, $6.56, $8.75 and $10.94 per share.

•	An option granted to a consultant to purchase 17,143 shares of common stock, granted on May 30, 2013, with a term of ten years, vesting as follows: (i) options to purchase 5,714 shares of common stock vesting immediately on the date of grant with an exercise price of $4.38 per share; (ii) options to purchase 5,714 shares of common stock vesting on January 1, 2014 with an exercise price of $6.56 per share; and (iii) 5,714 shares vesting on January 1, 2015 with an exercise price of $8.75 per share.

•	An option granted to Dr. Zeldis on July 22, 2013 to purchase 622,170 shares of common stock. The options are scheduled to vest and become exercisable as follows: (i) options to purchase 207,390 shares of common stock at $6.56 per share to vest upon the filing of the Company’s annual report on Form 10-K having consolidated gross revenue of at least $10,000,000 by April 15, 2016; (ii) options to purchase 207,390 shares of common stock with an exercise price of $8.75 per share to vest upon the filing of the Company’s annual report on Form 10-K having consolidated gross revenue of at least $20,000,000 by April 17, 2017; and (iii) options to purchase 207,390 shares of common stock with an exercise price of $10.94 per share to vest upon the filing of the Company’s annual report on Form 10-K having consolidated gross revenue of at least $25,000,000 by April 17, 2018.

•	An option granted to Mr. Posner, with a ten year term, to purchase 185,142 shares of common stock, granted on September 3, 2013. The options are scheduled to vest as follows: (i) 61,714 shares at an exercise price of $4.38 per share, which vested immediately; (ii) 61,714 shares at an exercise price of $6.56 per share, which vested upon the one year anniversary of employment; and (iii) 61,714 shares at an exercise price of $8.75 per share, which vested upon the two year anniversary of employment. The options have a term of ten years.

30

•	An option granted to a former officer on September 3, 2013, expiring December 31, 2016, to purchase 114,286 shares of common stock, with an exercise price of $4.38 per share vesting on the date of grant. 46,619 shares under this grant have been exercised and are not included in the table above.

•	A warrant to purchase 6,857 shares of common stock, with a five year term, at an exercise price of $4.38 was issued to a consultant on September 11, 2013, vesting in 12 equal monthly installments over the first year from the date of issuance.

•	A warrant to purchase 6,857 shares of common stock, with a five year term, at an exercise price of $4.38 was issued to a consultant on October 28, 2013, vesting on the one year anniversary of the date of grant.

•	A warrant to purchase 3,429 shares of common stock, with a five year term, at an exercise price of $5.69 was issued to a consultant on October 28, 2013, vesting in 12 equal monthly installments over the first year from the date of issuance.

•	Warrants to two consultants to each purchase 8,000 shares of common stock, with a five year term, at an exercise price of $4.38 were issued on November 12, 2013, each vesting in 12 equal monthly installments over the first year from the date of issuance.

•	A warrant to purchase 9,143 shares of common stock, with a five year term, at an exercise price of $4.38 was issued to a consultant on November 12, 2013, vesting in 12 equal monthly installments over the first year from the date of issuance.

•	A warrant to purchase 13,714 shares of common stock, with a five year term, at an exercise price of $4.38 was issued to a consultant on November 12, 2013, vesting in 12 equal monthly installments over the first year from the date of issuance.

•	Warrants to two consultants to each purchase 4,000 shares of common stock, with a five year term, at an exercise price of $5.69 were issued on November 12, 2013, each vesting in 12 equal monthly installments over the first year from the date of issuance.

•	A warrant to purchase 4,571 shares of common stock, with a five year term, at an exercise price of $5.69 was issued to a consultant on November 12, 2013, vesting in 12 equal monthly installments over the first year from the date of issuance.

•	A warrant to purchase 6,857 shares of common stock, with a five year term, at an exercise price of $5.69 was issued to a consultant on November 12, 2013, vesting in 12 equal monthly installments over the first year from the date of issuance.

•	An option granted to Mr. Johnson. With a term of ten years, to purchase 117,125 shares of common stock, granted on November 14, 2013 with an exercise price of $3.50. The options vested as follows: (i) options to purchase 32,549 shares vested on March 28, 2014, (ii) options to purchase 41,116 shares vested on June 28, 2014; and (iii) options to purchase 43,460 shares vested on September 30, 2014.

•	An option granted to a consultant to purchase 34,286 shares of common stock, granted on November 14, 2013, with an exercise price of $5.69 per share and a term of five years, vesting on the date of grant.

•	An option granted to a consultant on November 15, 2013, with a term of ten years, to purchase 22,857 shares of common stock vesting as follows: (i) options to purchase 7,619 shares of common stock immediately on the date of grant with an exercise price of $3.94 per share; (ii) options to purchase 7,619 shares of common stock on the first year anniversary of the date of grant with an exercise price of $6.56 per share; and (iii) 7,619 shares of common stock on the second anniversary of the date of grant with an exercise price of $8.75 per share.

31

•	An option granted to Mr. Johnson, with a term of ten years, to purchase 730,535 shares of common stock, granted on December 20, 2013 at an exercise price of $6.82. The options vest on the first day of each calendar quarter during the period commencing on January 1, 2014 and ending on February 4, 2016, provided that Mr. Johnson remains employed by the company on such date.

•	An option granted to an employee on December 20, 2013, with a term of ten years, to purchase 50,000 shares of common stock with an exercise price of $6.82 per share vesting as follows: (i) options to purchase 12,500 shares of common stock immediately on the date of grant; and (ii) options to purchase 12,500 shares of common stock on each of the first, second, and third year anniversaries of the date of grant.

•	An option granted to an employee on January 6, 2014, with a term of ten years, to purchase 50,000 shares of common stock with an exercise price of $6.99 per share. The option is scheduled to vest and become exercisable in thirds on each of the next three anniversaries of the date of grant.

•	An option granted to an employee on January 6, 2014, with a term of ten years, to purchase 91,520 shares of common stock with an exercise price of $6.99 per share. The option is scheduled to vest and become exercisable in thirds on each of the next three anniversaries of the date of grant.

•	An option granted to an employee on January 6, 2014, with a term of ten years, to purchase 80,000 shares of common stock with an exercise price of $6.99 per share. The option is scheduled to vest and become exercisable in thirds on each of the next three anniversaries of the date of grant.

DIRECTOR COMPENSATION

The following table shows information concerning our directors, other than David Johnson, during the year ended December 31, 2015.

	Year	Fees Earned or Paid in Cash		Option Awards (1)		Total
Jerome Zeldis, M.D., Ph.D.	2015	$60,000		$53,298	(2)	$113,298
Andrew Africk	2015	$36,000		$53,298	(2)	$89,298
Perry Karsen (3)	2015	$-	(4)	$-	(5)	$-
Joseph Leone	2015	$45,000		$53,298	(2)	$98,298
Gary Restani	2015	$37,500		$53,298	(2)	$90,798
Jeffrey Sklar	2015	$46,000		$53,298	(2)	$99,298
Mark Wagner (6)	2015	$17,500		$55,733	(2)	$73,233

(1)	The amounts reported represent the aggregate grant date fair value of the awards, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718—Compensation—Stock Compensation (“ASC 718”), with the exception that the amount shown assumes no forfeitures. Assumptions used in the calculation of these amounts are included in “Note 1 - Summary of Significant Accounting Policies—Stock-Based Compensation” and “Note 11- Stockholders’ Equity” to our audited financial statements for the fiscal years ended December 31, 2015 and 2014 included in our Annual Report on Form 10-K filed with the SEC on February 23, 2016.

(2)	An option to purchase 15,000 shares of common stock was granted during the year ended December 31, 2015.

(3)	Mr. Karsen resigned as a director on February 15, 2016.

(4)	Mr. Karsen waived cash compensation for serving as a director during the year ended December 31, 2015.

(5)	Mr. Karsen waived his option grant for serving as a director during the year ended December 31, 2015.

(6)	Mr. Wagner became a director on May 29, 2015.

32

For the year ended December 31, 2015, cash compensation for non-employee directors, including the board chair, was $30,000. In addition, the audit committee chair was paid $12,000, the compensation committee chair was paid $10,000, other audit committee members were paid $6,000, other compensation committee members were paid $4,500 and nominating and corporate governance committee members, including the chair, were paid $3,000. Each non-employee director also received stock options to purchase 15,000 shares of our common stock. The exercise price of the grant was $4.73. These stock options will vest monthly over a 12 month period from the date of grant and have a ten-year term.

For the year ending December 31, 2016, compensation for non-employee directors is expected to remain the same as 2015.

Mr. Karsen has waived his cash compensation and stock option grant for the year ending December 31, 2015. His successor, Winston Kung, who became a director on February 15, 2016, also waived his cash compensation and stock option grant for the year ending December 31, 2016.

33

PROPOSAL 2: APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES

The board of directors is seeking the approval of our stockholders of an amendment to the Certificate of Incorporation of the Company (the “Amendment”) to increase the number of authorized shares of common stock from 45,714,286 to 95,000,000, which was approved by the board of directors on March 14, 2016, subject to stockholder approval. The Amendment will not change the number of authorized shares of preferred stock, which currently consists of 1,000,000 shares of preferred stock. The full text of the proposed Amendment is attached to this Proxy Statement as Appendix A.

The additional shares of common stock authorized for issuance by the Amendment would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding. Our common stock has no preemptive rights to purchase common stock or other securities.

If the proposed Amendment is approved by the requisite vote of the stockholders, it will become effective upon the filing and recording of a Certificate of Amendment with the Secretary of State of the State of Delaware.

Purposes and Effects of the Amendment

The proposed increase in the authorized number of shares of common stock is intended to ensure that we will continue to have an adequate number of authorized and unissued shares of common stock for future use. As previously reported, the Merger Agreement pursuant to which we effected our acquisition of Celleration requires us to pay certain contingent consideration upon the occurrence of certain future events, a portion of which is payable in shares of our common stock. The Company’s current number of authorized but unissued shares of common stock is sufficient to cover shares that may become issuable pursuant to the Merger Agreement as well as shares issuable upon exercise of currently outstanding options and warrants and shares reserved for issuance under our equity incentive plans. However, as a result of the foregoing, the Company’s authorized shares of common stock available for future issuance in connection with potential financing transactions, business combinations and other general corporate purposes will be limited if the Amendment is not approved.

Except as described above, there are no other immediate plans, arrangements, commitments or understandings to issue any of the additional shares of common stock which would be authorized by the proposed Amendment.

The board of directors is recommending the proposed increase in the authorized number of shares of common stock primarily to provide the Company with appropriate flexibility to issue shares in the future on a timely basis if such need arises in connection with potential financings, business combinations or other corporate purposes. Approval of the proposed Amendment will also enable the Company to take advantage of market conditions, the availability of more favorable financing, and opportunities for business combinations and other strategic transactions, without the potential delay and expense associated with convening a special stockholders’ meeting.

If the Amendment is approved, unless otherwise required by applicable law or stock exchange rules, the board of directors will be able to issue the additional shares of common stock from time to time in its discretion without further action or authorization by the stockholders. The newly authorized shares of common stock would be issuable for any proper corporate purpose, including future acquisitions, investment opportunities, the establishment of collaborations or other strategic agreements, capital raising transactions of equity or convertible debt securities, stock splits, stock dividends, issuance under current or future equity incentive plans or for other corporate purposes.

The proposed increase in the number of authorized shares of common stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, the future issuance of additional shares of common stock or securities convertible into our common stock may occur at times or under circumstances that could result in a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of the present holders of our common stock, none of whom have preemptive rights to subscribe for additional shares that we may issue.

Potential Anti-Takeover Effect

An increase in the number of authorized shares of common stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed increase might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of our board of directors to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional common stock would dilute the voting power of the common stock and preferred stock then outstanding. Our common stock could also be issued to purchasers who would support our board of directors in opposing a takeover bid which our board determines not to be in our best interests and those of our stockholders.

34

In addition to the proposed Amendment, our Certificate of Incorporation and bylaws also include other provisions that may have an anti-takeover effect. These provisions, among other things, permit our board to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by our board of directors and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporation actions and may delay or discourage a change in control.

The board of directors is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the proposed Amendment to increase the number of authorized shares is not part of any plan by our board of directors to recommend or implement a series of anti-takeover measures.

Vote Required

The affirmative vote of the holders of a majority of the shares outstanding and entitled to vote on such proposal is required for the approval of the proposed Amendment.

The board of directors recommends a vote FOR approval of the Amendment.

35

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Marcum LLP has been appointed as the independent registered public accounting firm for the fiscal year ending December 31, 2016, subject to stockholder ratification. Marcum LLP served as our independent registered public accounting firm for the fiscal years ended December 31, 2015 and 2014.

Representatives of Marcum LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The following table presents aggregate fees for professional services rendered by Marcum LLP for the fiscal years ended December 31, 2015 and 2014.

	Year Ended December 31, 2015	Year Ended December 31, 2014
Audit fees	$260,009	$180,201
Audit-related fees	$51,430	$8,996
Tax fees	$7,210	$-
All other fees	$-	$114,906
Total	$318,649	$304,103

Audit Fees

Audit fees for the years ended December 31, 2015 and 2014 consist of the aggregate fees billed by Marcum LLP for the audit of the consolidated financial statements and internal control over financial reporting included in our Annual Report on Form 10-K and review of interim condensed financial statements included in the quarterly reports on Form 10-Q for the years ended December 31, 2015 and 2014. Audit fees also include services related to providing consents to fulfill the accounting firm’s responsibilities under generally accepted accounting principles.

Audit-Related Fees

Audit-related fees for the year ended December 31, 2015 include services in connection with our registration statement on Form S-4 filed in March 2015, Form S-4/A filed in April 2015, and Form S-8 in August 2015. Audit-related fees for the year ended December 31, 2014 include services in connection with our registration statement on Form S-3 filed in August 2014 and Form S-3/A filed in September 2014.

Tax Fees

Tax fees for the year ended December 31, 2015 consisted of fees for tax consultation services. Marcum LLP did not provide any professional services for tax compliance, tax advice or tax planning for the years ended December 31, 2014.

All Other Fees

There were no other fees for the year ended December 31, 2015. All other fees for the year ended December 31, 2014 include services in connection with the audit of our acquisition of Choice Therapeutics, Inc. in May 2014.

Pre-Approval of Independent Registered Public Accounting Firm Fees and Services Policy

Our audit committee pre-approves all auditing and permitted non-audit services to be performed for us by our independent auditor, except for de minimis non-audit services that are approved by the audit committee prior to the completion of the audit. The audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services. The Audit Committee pre-approved all of the fees set forth in the table above.

36

Approval of Independent Registered Public Accounting Firm Services and Fees

The board of directors requests that stockholders ratify the appointment of Marcum LLP as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2016. In the event that the stockholders fail to ratify the selection, the board of directors will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the board of directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the board of directors determines that such a change would be in the best interest of our stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required to adopt the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

The board of directors recommends a vote FOR the ratification of the appointment of Marcum LLP.

OTHER BUSINESS

The board of directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the SEC, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at Alliqua BioMedical, Inc., 1010 Stony Hill Road, Suite 200, Yardley, Pennsylvania 19067. The proposal must be received no later than November 25, 2016, after which date such stockholder proposal will be considered untimely. Stockholders wishing to submit proposals to be presented directly at the annual meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our bylaws. To be timely in connection with our next annual meeting, such a stockholder proposal must be received by our Secretary at our principal executive offices between January 6, 2017 and February 5, 2017.

A copy of Alliqua BioMedical, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to Alliqua BioMedical, Inc., 1010 Stony Hill Road, Suite 200, Yardley, Pennsylvania 19067.

37

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

ALLIQUA BIOMEDICAL, INC.

Alliqua BioMedical, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.                  The original Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware on April 15, 2014 (the “Certificate of Incorporation”).

2.                  Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.                  The Certificate of Incorporation is hereby amended by deleting the first paragraph of ARTICLE FOURTH in its entirety and inserting the following in lieu thereof:

“FOURTH: A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 96,000,000, consisting of 95,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”), and 1,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).”

4.                  Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

5.                  The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

IN WITNESS WHEREOF, Alliqua BioMedical, Inc., has caused this Certificate to be executed by its duly authorized officer on this __ day of May, 2016.

ALLIQUA BIOMEDICAL, INC.

By:
David I. Johnson
President and CEO

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000275786_1 R1.0.1.25 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 David Johnson 02 Winston Kung 03 Joseph Leone 04 Gary Restani 05 Jeffrey Sklar 06 Mark Wagner 07 Jerome Zeldis, MD, PhD. ALLIQUA BIOMEDICAL, INC. ATTN: BRIAN POSNER 1010 STONY HILL ROAD, SUITE 200 YARDLEY, PA 19067 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. Approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 45,714,286 to 95,000,000. 3. Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. NOTE: Such other business as may properly come before the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report is/ are available at www.proxyvote.com . ALLIQUA BIOMEDICAL, INC. Annual Meeting of Stockholders May 6, 2016 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints David Johnson, president and chief executive officer, and Brian Posner, chief financial officer, treasurer and secretary, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Alliqua BioMedical, Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EST on May 6, 2016 at 1010 Stony Hill Road, Suite 200, Yardley, PA 19067, and any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance the terms hereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. Continued and to be signed on reverse side